EXHIBIT 99.906CERT

CERTIFICATIONS PURSUANT TO SECTION 906

Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, R. Jay Gerken, President of Western Asset Premier Bond Fund (the “Fund”), certify that, to my knowledge:

1. The Fund’s periodic report on Form N-CSR for the period ended June 30, 2009, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Fund.

/s/ R. Jay Gerken	August 31, 2009
R. Jay Gerken	Date
President

Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, Frances M. Guggino, Principal Financial and Accounting Officer of Western Asset Premier Bond Fund (the “Fund”), certify that, to my knowledge:

1. The Fund’s periodic report on Form N-CSR for the period ended June 30, 2009, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Fund.

/s/ Frances M. Guggino	August 31, 2009
Frances M. Guggino	Date
Principal Financial and Accounting Officer